UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
April 3, 2017
____________________

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 687-5817
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On April 3, 2017, Hewlett Packard Enterprise Company issued a press release regarding the completion of the previously announced spinoff of its enterprise services business, Everett SpinCo, Inc., and the merger of Everett SpinCo, Inc. with Computer Sciences Corporation. The combined company has been renamed DXC Technology Company. The information in this Item 7.01 and the press release, attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY
(Registrant)

By: /s/ RISHI VARMA________________________
Rishi Varma
Senior Vice President, Deputy General Counsel and
Assistant Secretary

Date: April 3, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 3, 2017